SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                         March 27, 2000



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



1600 Smith Street, Dept. HQSEO, Houston, Texas            77002
  (Address of principal executive offices)             (Zip Code)


                         (713) 324-2950
      (Registrant's telephone number, including area code)

Item 5.Other Events.

On March 27, 2000, the Board of Directors of Continental Airlines, Inc. amended and approved the restatement of the Company's Incentive Plan 2000 and the Human Resources Committee of the Board adopted the Continental Airlines, Inc. Officer Rentention and Incentive Award Program under such plan. The amended and restated plan and the new program are attached hereto as exhibits.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Incentive Plan 2000

              99.2  Officer Retention and Incentive Award Program

                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek
                                      Jeffery A. Smisek
                                      Executive Vice President
                                      and General Counsel


March 28, 2000

                        EXHIBIT INDEX


99.1  Incentive Plan 2000

99.2  Officer Retention and Incentive Award Program